Income taxes	12 Months Ended
Dec. 31, 2017
Disclosure of income tax [text block]
4.	Income taxes

$000	Note	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015
Current taxation		135,412	101,546	41,972
Deferred taxation	11	10,395	6,838	6,031
		145,807	108,384	48,003
The tax on the group’s profit before tax differs from the theoretical amount that would arise using the statutory tax rate applicable to the group’s operations.
Profit before tax		480,854	402,605	260,778
Tax calculated at effective tax rate of 30%		144,256	120,782	78,233
Difference in tax rates in overseas jurisdictions		(4,771)	(3,513)	-
Reconciling items:
• Income taxed at 0%		(17,499)	(17,002)	(8,483)
• Expenses deductible at 0%		12,864	10,947	7,528
Withholding tax adjustment on Tongon dividend		10,908	2,272	-
Côte d’Ivoire tax holiday permanent differences		-	-	(7,868)
Share of equity accounted joint venture profits		(3,585)	(5,190)	(23,191)
Other permanent differences		3,634	88	1,784
Taxation charge		145,807	108,384	48,003

The company is subject to an income tax rate in Jersey at 0%. Tongon benefited from a five year tax holiday in Côte d’Ivoire from the commencement of production in December 2010 until the tax exoneration period expired in December 2015 and as such Tongon paid tax for 2016 at a rate of 25%. The benefit of the tax holiday to the group was to increase its net profit by nil (2016: nil) (2015: $7.9 million). Accordingly, had the group not benefited from the tax holiday, earnings per share would have been reduced by $0 for the year ended December 31, 2017 (2016: nil) (2015: $0.09). Under Malian tax law, income tax is based on the greater of 30% of taxable income or 0.75% of gross revenue. Under Ivorian tax law, income tax is based on the greater of 25% of taxable income or 0.5% of gross revenue. The Loulo, Gounkoto and Tongon operations have no assessable capital expenditure carry forwards for assessable tax losses, at December 31, 2017, 2016 and 2015, respectively, for deduction against future mining income. The group’s share of profits from equity accounted joint ventures is stated net of $23.1 million credits (2016: $9.7 million credits) (2015: $11.0 million charges) for current and deferred tax entries, primarily in respect of Morila and Kibali.

Kibali Jersey Limited [member]
Disclosure of income tax [text block]
7. INCOME TAXES

$000		Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

Current taxation		-	7,868	8,377
Deferred taxation	10	(54,333)	(30,830)	9,463
		(54,333)	(22,962)	17,840

The tax on the group’s profit before tax differs from the theoretical amount that would arise using the statutory tax rate applicable to the group’s operations.

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

(Loss)/profit before tax	(40,349)	26,728	155,825
Tax calculated at the DRC effective tax rate of 30%	(12,105)	8,018	46,748
Reconciling items:
Exempt income	(40,948)	(38,922)	(34,218)
Net capital allowances not deductible	-	-	(157)
Other permanent differences	(1,280)	74	(2,910)
Corporate tax at 1/100 from revenue	-	7,868	8,377
Taxation (credit) / charges	(54,333)	(22,962)	17,840

Kibali (Jersey) Limited is subject to an income tax rate in Jersey at 0%. In the DRC, Kibali is subject to corporation tax at 30%. The mine has historically been required to pay a minimum of 1/100 of the Company’s revenue as tax. While the mine paid these amounts it has always disputed that the tax should be applied to mining companies. During 2017, the mine received confirmation from the tax authority that no minimum tax applies and therefore no minimum tax has been recorded in 2017 (2016: $7.9 million) (2015: $8.4 million). The group is seeking recovery of past taxes of $13.3 million but no asset has been recognized as there is currently insufficient certainty of recovery due to an ongoing dispute. Kibali have capital allowances for deduction against future mining income. Kibali (Jersey) Limited’s estimated tax losses carried forward at December 31, 2017 amounted to $520.5 million (2016: $359.4 million) (2015: $293.0 million) at the tax rate of 30%.